                                                                                  Exhibit 10(vii)(b)

                                  AMENDMENT NUMBER THREE TO COMMON
                                       STOCK WARRANT AGREEMENT

         On September 24, 1986, The St. Lawrence Seaway Corporation (the "Corporation") issued a Common Stock
Purchase Warrant to Bernard Zimmerman and Company, Inc., entitling the holder to purchase an aggregate of 100,000 shares of common stock, $1.00 par value, of the Corporation for $3.00 per share for a period of five (5) years
("Warrant"), pursuant to an Agreement dated September 24, 1986 (the "Warrant Agreement").  The Windward Group, LLC
is now the holder of the Warrant.  The Board of Directors and Stockholders of the Corporation approved an amendment to the Warrant and Warrant Agreement on July 6, 1992 and August 28, 1992, respectively, the effect of which was to extend the purchase right for five (5) additional years.  The Board of Directors approved further amendments to the Warrant and Warrant Agreement on September 8, 1997, the effect of which was to extend the purchase rights for five (5) additional years.  The Board of Directors approved further amendments to the Warrant and Warrant Agreement on August 30, 2002, and extended the purchase rights through September 21, 2007.
Specifically, Section 3 of the Warrant Agreement is hereby further amended to change the Termination Date from
September 21, 2002 to September 21, 2007, and the Warrant is hereby further amended to extend the expiration date through and including September 21, 2007.

         The Warrant and Warrant Agreement are hereby specifically referred to and incorporated as a part hereof and in all respects other than as specifically modified herein, the terms and conditions of the Warrant and the
Warrant Agreement shall continue in full force and effect.

         This Amendment Number Three is executed on this 20th day of September, 2002.

ATTEST:                                                         THE ST. LAWRENCE SEAWAY CORPORATION

/s/ Jack C. Brown                                               By:     /s/ Daniel L. Nir
------------------                                                 ---------------------------------
Jack C. Brown                                                      Daniel L. Nir
Secretary                                                          President and Treasurer

                                                                Accepted as of September 20, 2002

                                                                THE WINDWARD GROUP, LLC

                                                                By: /s/ Joel M. Greenblatt
                                                                   ---------------------------------
                                                                   Joel M. Greenblatt
                                                                   Its: Manager